UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2007
AIR BROOK AIRPORT EXPRESS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

33-9218	22-2742564
(Commission File Number)	(IRS Employer Identification No.)

115 West Passaic Street, Rochelle Park., New Jersey	07662
(Address of Principal Executive Offices)	(Zip Code)

(201) 843-6100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 16, 2007, the acquisition by Lextra Management Group, Inc. (“Lextra”) of 51.16% of the issued and outstanding shares of Common Stock of Air Brook Airport Express, Inc. (the “Company”) pursuant to the Agreement dated June 26, 2007 by and among Lextra, the Company and certain of its principal shareholders was completed. Pursuant to the terms of the Agreement, at the closing, Lextra acquired (a) 1,165,397 shares representing 51.16% of the issued and outstanding shares of Common Stock of the Company from the selling shareholders for an aggregate purchase price of $116,500.00, and (b) an outstanding accounts receivable due to Air Brook Limousine, Inc. by the Company in the amount of $340,000.00.

The acquisition of 51.16% of the Company’s issued and outstanding shares may be deemed to be a change in control of the Company.

Effective as of the closing on August 16, 2007, R. Thomas Kidd, the President and CEO of Lextra was appointed as a Director, President and Chief Executive Officer of the Company. Mr. Kidd has served as President, Chief Executive Officer and a Director of Greens Worldwide Incorporated from June 2005 through November 2006. During Mr. Kidd’s tenure at Greens Worldwide Incorporated  its securities were quoted on the OTC Bulletin Board. In addition, Mr. Kidd served as President and CEO of the US Pro Golf Tour from January 2005 through July 2005. Mr. Kidd has served as the President and CEO of the American Senior Golf Association, ASGA Tour, Inc. from 1999 through January 2005. During Mr. Kidd’s tenure at ASGA Tour, Inc. its securities were quoted on the OTC Bulletin Board.

Also at the closing, Donald M. Petroski tendered his resignation as a Director, President and Chief Financial Officer of the Company, and Jeffrey M. Petroski tendered his resignation as a Director, Treasurer and Secretary of the Company.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is being filed herewith:

Exhibit Number	Description of Document

10.1
Agreement dated as at June 26, 2007 by and among Air Brook Airport Express, Inc., Donald M. Petroski, Jeffrey M. Petroski, Barbara Petroski, Air Brook Limousine, Inc. and Lextra Management Group, Inc. (Incorporated by reference to Form 8-K filed by the Company with the SEC on July 6, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 16, 2007
Air Brook Airport Express, Inc.

	By:	/s/ R. Thomas Kidd
R. Thomas Kidd President & Chief Executive Officer